UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2023

ORION OFFICE REIT INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-40873	87-1656425
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 E. Camelback Road, Suite 1060
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(602)	698-1002
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.001 par value per share	ONL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 7, 2023, the Board of Directors of Orion Office REIT Inc. (the “Company”) amended and restated the Bylaws of the Company (as amended and restated, the “Bylaws”), effective immediately. The primary purpose of this amendment and restatement was to address certain matters related to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rule”). Among other things, the amendments to the Bylaws:
•require stockholders to comply with the Universal Proxy Rule in connection with soliciting proxies in support of any stockholder proposed director nominee;
•provide that the Company will disregard any proxy authority granted in favor of, or votes for, director nominees other than the Company’s nominees if a stockholder or stockholder associated person soliciting proxies in support of such director nominees abandons the solicitation or does not comply with the Universal Proxy Rule;
•update the process required to be followed and the information required to be provided by a stockholder nominating a director or making a proposal of other business at a stockholder meeting;
•require that a stockholder soliciting proxies use a proxy card color other than white;
•clarify that a stockholder may not nominate more individuals than there are directors to be elected and require any substitution or replacement of a proposed director nominee follow all requirements in the Bylaws (including the applicable nomination deadline); and
•incorporate other technical, ministerial, clarifying and conforming changes.
A copy of the Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The foregoing summary of the amendments effected by the Bylaws is qualified in its entirety by reference to the full text of the Bylaws filed as Exhibit 3.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Orion Office REIT Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION OFFICE REIT INC.

By:	/s/ Paul H. McDowell
Name:	Paul H. McDowell
Title:	Chief Executive Officer

Date: September 8, 2023